EXECUTION VERSION

Exhibit 10.3

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to the Employment Agreement (the "Amendment") is made as of June 15, 2007, by and between RathGibson, Inc., RGCH Holdings Corp., RGCH Holdings LLC (collectively, the "Employers"), and Harley B. Kaplan ("Executive").

WHEREAS, the Employers and Executive are parties to an Employment Agreement dated as of February 7, 2006 (the "Employment Agreement"); and

WHEREAS, the Employers and Executive desire to amend the Employment Agreement.

NOW, THEREFORE, the parties agree as follows:

1.

All references in the Employment Agreement, and all Exhibits thereto, to Castle Harlan Partners IV, L.P. and Castle Harlan, Inc. shall be removed from the Employment Agreement and such exhibits.

2.

RGCH Holdings LLC hereby assigns its rights and obligations under the Employment Agreement to RG Tube Holdings LLC ("RG Tube") pursuant to section 9.6 of the Employment Agreement.  RG Tube shall replace RGCH Holdings LLC as a party to the Employment Agreement and all references to the LLC in the Employment Agreement and all Exhibits thereto shall refer to RG Tube.  The Employee hereby acknowledges and agrees that RGCH Holdings LLC has satisfied its obligations under the Employment Agreement and has assigned its rights and obligations under the Employment Agreement to RG Tube.

3.

Section 4.2 shall be amended in its entirety to read as follows:

"Bonus.  The Executive shall be eligible to receive an annual bonus of up to 200% of Base Salary ("Bonus") under a plan established by the Company or the Board (or a Committee thereof).  The Executive's target bonus shall be 100% of Base Salary (the "Target Bonus")."

4.

To the extent not amended hereby, the Employment Agreement shall continue with full   force and effect in accordance with its terms.

5.

IN WITNESS WHEREOF, this Amendment has been entered into as of the date first set forth above.

RATHGIBSON, INC.

HARLEY B. KAPLAN

/s/ Harley B. Kaplan

/s/ Harley B. Kaplan

By:  Harley B. Kaplan

By:  Harley B. Kaplan

Title:  President and Chief Executive Officer

RGCH HOLDINGS CORP.

/s/ Harley B. Kaplan

By:  Harley B. Kaplan

Title:  Chief Executive Officer

RGCH HOLDINGS LLC

/s/ William M. Pruellage

By:  William M. Pruellage

Title:  President

RG TUBE HOLDINGS LLC

/s/ Edward A. Johnson

By:  Edward A. Johnson

Title:  President